united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2021

Item 1. Reports to Stockholders.

Institutional Short Duration

Government Bond Fund

TWSGX

Annual Report

December 31, 2021

Advised by: TransWestern Capital Advisors, LLC 37 Bellevue Avenue Newport, RI 02840 (303) 864-1213 Subadvised by: Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111

Tel. (800) 997-0718

www.TransWesternFunds.com

Market Conditions:

2021 Annual:

Bonds produced muted returns in 2021, with the most interest rate-sensitive investments generally experiencing the weakest performance. The strong recovery in economic growth, which occurred as the rollout of multiple vaccines for Covid-19 allowed for a gradual restoration of normal business conditions, was an important headwind for the market. Despite the improving economy, the US Federal Reserve (Fed) remained committed to an ultra-accommodative monetary policy for much of the year. The Fed retained this stance through the third calendar quarter even as inflation started to accelerate, stating that the price pressures were likely to be “transitory.” However, a continued increase in inflation in the autumn prompted the Fed to shift toward a tighter policy in November. In addition to reducing the extent of the stimulative bond-buying program known as quantitative easing (a process referred to as “tapering”), the Fed began to signal the likelihood of interest-rate increases in 2022. Together, these developments depressed returns across the bond market. Short-term US Treasurys suffered a disproportionate impact from the change in market expectations for the Fed policy over the next few years. The yield on the two- year note, which had traded between 0.10% to 0.25% for most of the year’s first nine months, subsequently surged to 0.73% at the close of December. Conversely, yields on long-term bonds – which are more heavily influenced by expectations for the economy – declined as investors began to anticipate slower growth in 2022. The divergence in performance between short- and long-term issues led to a flattening on the long-end of the yield curve in the quarter.

Agency mortgage backed securities (MBS) produced negative excess returns versus US treasuries as interest rate volatility increased.

Explanation of Fund Performance:

Details of fund performance and performance relative to the benchmark are found in the following report.

Yield curve effect, sector allocation, and bond selection had a positive impact on annual performance. Within Agency MBS, the overweight allocation had a positive effect, while selection in this space was a slight contributor as well. Selection to CMOs, pass thrus, and Agency CMBS bonds were all contributors during the period. The Fund’s underweight to US Treasuries as compared to its benchmark had a negative impact on returns.

Outlook:

•The Federal Reserve has announced an accelerated tapering of its bond purchases, ending in March. We expect the start of traditional monetary policy tightening in the second quarter, perhaps following the Fed’s May meeting. We expect three rate hikes in 2022, another three in 2023 and additional hikes in 2024 depending on the robustness of economic recovery. Our base case is for a terminal fed funds rate of around 2.25%.

•Primary risks include a surge in COVID infections and/or reduced efficacy of vaccines, the potential for greater risk market volatility as the Fed moves through tapering and begins tightening, and sustained inflation. Inflation is expected to peak in the first quarter of 2022 and start to moderate through the rest of the year but remain at quite elevated levels, given ongoing supply chain disruptions, labor shortages, the surge in wages and high shelter costs.

•We believe the credit cycle remains in the expansion phase. While government and corporate balance sheets remain more levered and stretched through this part of the cycle, consumer balance sheets remain healthy and income advances remain robust, providing a positive backdrop to consumer spending. On the fiscal front, we still assign a higher than 50/50 probability of a negotiated package of expenditures as outlined in President Biden’s Build Back Better bill.

•We continue to favor spread sectors, such as corporate bonds and securitized assets. However, we are maintaining a risk posture in the lower end of our range.

•We remain overweight both agency and non-agency commercial mortgage backed securities, particularly senior parts of the capital stack.

•Within mortgage-backed securities, we remain focused on securities with limited prepayment risk.

•We favor asset-backed securities in the front end of the yield curve, particularly consumer-related collateral such as autos and credit card receivables.

•We continue to follow our process, building diversified exposures by asset class, industry and issuers.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product. We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO REVIEW

December 31, 2021 (Unaudited)

The Fund’s performance figures* for the periods ended December 31, 2021, compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Five Year	Ten Year	Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	(0.72)%	1.52%	1.30%	1.45%
Bloomberg Barclays Capital Mortgage Backed Securities Index ***	(1.04)%	2.50%	2.28%	2.64%
Bloomberg Barclays Capital Short Treasury Index ****	0.04%	1.22%	0.71%	0.67%
Blended Benchmark Index *****	(0.50)%	1.86%	1.50%	1.66%

Comparison of the Change in Value of a $2,000,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund may assess a redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. Per the fee table in the Fund’s April 30, 2021 prospectus, the total annual operating expenses are 0.69% before fee waivers. For performance information current to the most recent month-end, please call 1-855-881-2380.

**	Inception date is January 3, 2011.

***	The Bloomberg Barclays Capital Mortgage Backed Securities Index is an unmanaged market capitalization index which measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). Investors may not invest in the Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

****	The Bloomberg Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses.

*****	The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclays Capital Mortgage Backed Securities Index. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2021 (Unaudited)

Holdings By Investment Type	% of Net Assets
U.S. Government Agencies	61.9%
U.S. Treasury Notes	34.0%
Short-Term Investments and Other Assets less Liabilities	4.1%
100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 61.9%
	FEDERAL HOME LOAN MORTGAGE CORP. — 35.0%(a)
73,198	Freddie Mac Gold Pool G08448		5.0000	05/01/41	$81,984
554,218	Freddie Mac Gold Pool Q18571		3.5000	05/01/43	594,404
499,762	Freddie Mac Gold Pool Q20545		3.5000	07/01/43	540,181
143,681	Freddie Mac Gold Pool U92432		4.0000	02/01/44	157,157
64,927	Freddie Mac Multifamily Structured Pass Through Series KF14 A(b),(c)	US0001M + 0.650%	0.7440	01/25/23	64,981
971,796	Freddie Mac Multifamily Structured Pass Through Series K029 A2(d),(c)		3.3200	02/25/23	996,082
84,139	Freddie Mac Multifamily Structured Pass Through Series K725 A1(c)		2.6660	05/25/23	84,695
435,383	Freddie Mac Multifamily Structured Pass Through Series KF22 A(b),(c)	US0001M + 0.500%	0.5940	07/25/23	435,914
770,811	Freddie Mac Multifamily Structured Pass Through Q015 A(b),(c)	SOFR30A + 0.200%	0.2500	08/25/24	771,365
146,981	Freddie Mac Multifamily Structured Pass Through Series KJ28 A1(c)		1.7660	02/25/25	148,764
2,406,171	Freddie Mac Multifamily Structured Pass Through Series KJ20 A2(c)		3.7990	12/25/25	2,571,890
1,349,916	Freddie Mac Multifamily Structured Pass Through Series KF60 A(b),(c)	US0001M + 0.490%	0.5840	02/25/26	1,355,860
1,890,000	Freddie Mac Multifamily Structured Pass Through Series KJ21 A2(c)		3.7000	09/25/26	2,040,202
1,702,828	Freddie Mac Multifamily Structured Pass Through Series KF72 A(b),(c)	US0001M + 0.500%	0.5940	11/25/26	1,712,670
5,315,498	Freddie Mac Multifamily Structured Pass Through Series KF74 AS(b),(c)	MSOFR1MC + 0.530%	0.5800	01/25/27	5,342,198
2,299,551	Freddie Mac Multifamily Structured Pass Through Series KF77 AL(b),(c)	US0001M + 0.700%	0.7940	02/25/27	2,322,852
3,020,838	Freddie Mac Multifamily Structured Pass Through Series KF77 AS(b),(c)	SOFR30A + 0.900%	0.9500	02/25/27	3,046,980
723,873	Freddie Mac Multifamily Structured Pass Through Series KF81 AS(b),(c)	SOFR30A + 0.400%	0.4500	06/25/27	726,653
966,448	Freddie Mac Multifamily Structured Pass Through Series KF81 AL(b),(c)	US0001M + 0.360%	0.4540	06/25/27	970,398
3,680,210	Freddie Mac Multifamily Structured Pass Through Series KF86 AS(b),(c)	SOFR30A + 0.320%	0.3700	08/25/27	3,688,695
4,114,409	Freddie Mac Multifamily Structured Pass Through Series KF86 AL(b),(c)	US0001M + 0.290%	0.3840	08/25/27	4,123,356
439,175	Freddie Mac Multifamily Structured Pass Through Series KF93 AS(b),(c)	SOFR30A + 0.310%	0.3600	10/25/27	440,339
364,799	Freddie Mac Multifamily Structured Pass Through Series KF93 AL(b),(c)	US0001M + 0.280%	0.3740	10/25/27	365,264
	Series K-F100
6,587,224	Freddie Mac Multifamily Structured Pass Through	SOFR30A + 0.180%	0.2300	01/25/28	6,583,079
	AS(b),(c)
7,200,000	Freddie Mac Multifamily Structured Pass Through K-F107 AS(b),(c)	SOFR30A + 0.250%	0.3000	03/25/28	7,207,319
3,105,000	Freddie Mac Multifamily Structured Pass Through K-F121 AS(b),(c)	SOFR30A + 0.180%	0.2300	08/25/28	3,101,005
6,105,000	Freddie Mac Multifamily Structured Pass Through K-F123 AS(b),(c)	SOFR30A + 0.200%	0.2500	09/25/28	6,099,955
4,485,000	Freddie Mac Multifamily Structured Pass Through Series KS12 A(b),(c)	US0001M + 0.650%	0.7440	08/25/29	4,499,170
4,744,020	Freddie Mac Multifamily Structured Pass Through Series KF75 AL(b),(c)	US0001M + 0.510%	0.6040	12/25/29	4,805,978
5,727,926	Freddie Mac Multifamily Structured Pass Through Series KF78 AL(b),(c)	US0001M + 0.800%	0.8940	03/25/30	5,798,945
5,727,926	Freddie Mac Multifamily Structured Pass Through Series KF78 AS(b),(c)	SOFR30A + 1.000%	1.0500	03/25/30	5,802,711
2,360,000	Freddie Mac Multifamily Structured Pass Through Series KS14 AS(b),(c)	SOFR30A + 0.370%	0.4200	04/25/30	2,369,529

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 61.9% (Continued)
	FEDERAL HOME LOAN MORTGAGE CORP. — 35.0%(a) (Continued)
2,145,000	Freddie Mac Multifamily Structured Pass Through Series KS14 AL(b),(c)	US0001M + 0.340%	0.4340	04/25/30	$2,152,879
1,522,936	Freddie Mac Multifamily Structured Pass Through Series KF79 AL(b),(c)	US0001M + 0.470%	0.5640	05/25/30	1,532,133
1,407,212	Freddie Mac Multifamily Structured Pass Through Series KF79 AS(b),(c)	SOFR30A + 0.580%	0.6300	05/25/30	1,418,019
1,314,091	Freddie Mac Multifamily Structured Pass Through Series KF82 AL(b),(c)	US0001M + 0.370%	0.4640	06/25/30	1,318,880
876,061	Freddie Mac Multifamily Structured Pass Through Series KF82 AS(b),(c)	SOFR30A + 0.420%	0.4700	06/25/30	881,518
2,812,704	Freddie Mac Multifamily Structured Pass Through Series KF80 AL(b),(c)	US0001M + 0.440%	0.5340	06/25/30	2,829,774
1,578,288	Freddie Mac Multifamily Structured Pass Through Series KF80 AS(b),(c)	SOFR30A + 0.510%	0.5600	06/25/30	1,589,550
1,733,601	Freddie Mac Multifamily Structured Pass Through Series KF84 AS(b),(c)	SOFR30A + 0.320%	0.3700	07/25/30	1,741,220
2,057,302	Freddie Mac Multifamily Structured Pass Through Series KF84 AL(b),(c)	US0001M + 0.300%	0.3940	07/25/30	2,061,262
5,182,840	Freddie Mac Multifamily Structured Pass Through Series KF85 AS(b),(c)	SOFR30A + 0.330%	0.3800	08/25/30	5,205,068
1,943,272	Freddie Mac Multifamily Structured Pass Through Series KF85 AL(b),(c)	US0001M + 0.300%	0.3940	08/25/30	1,948,392
2,705,462	Freddie Mac Multifamily Structured Pass Through Series KF97 AS(b),(c)	SOFR30A + 0.250%	0.3000	12/25/30	2,705,216
704,931	Freddie Mac Multifamily Structured Pass Through Series Q008 A(b),(c)	US0001M + 0.390%	0.4840	10/25/45	707,216
1,364,600	Freddie Mac Multifamily Structured Pass Through Q016 AFT1(d) ,(c)		1.2420	05/25/51	1,351,895
4,601	Freddie Mac Non Gold Pool 845830(b)	US0006M + 1.663%	1.7880	07/01/24	4,624
92,269	Freddie Mac Non Gold Pool 847103(b)	H15T1Y + 2.303%	2.4280	01/01/33	92,678
648,649	Freddie Mac Non Gold Pool 780722(b)	H15T1Y + 2.220%	2.2200	08/01/33	691,129
78,948	Freddie Mac Non Gold Pool 972132(b)	H15T1Y + 2.225%	2.3500	11/01/33	83,666
131,658	Freddie Mac Non Gold Pool 1B2025(b)	US0012M + 1.862%	2.1820	06/01/34	138,677
90,563	Freddie Mac Non Gold Pool 1B2721(b)	US0012M + 1.727%	2.1020	01/01/35	94,477
125,443	Freddie Mac Non Gold Pool 783000(b)	H15T1Y + 2.280%	2.4050	01/01/35	125,613
104,909	Freddie Mac Non Gold Pool 783028(b)	H15T1Y + 2.250%	2.3750	02/01/35	111,619
79,918	Freddie Mac Non Gold Pool 1Q0160(b)	US0012M + 1.764%	2.0130	09/01/35	83,110
146,718	Freddie Mac Non Gold Pool 848575(b)	H15T1Y + 2.257%	2.3730	02/01/36	155,672
121,849	Freddie Mac Non Gold Pool 848685(b)	H15T1Y + 2.285%	2.4090	02/01/36	128,361
96,430	Freddie Mac Non Gold Pool 1Q0092(b)	H15T1Y + 2.245%	2.3670	03/01/36	102,807
60,610	Freddie Mac Non Gold Pool 1H2695(b)	H15T1Y + 2.165%	2.2900	04/01/36	60,994
221,123	Freddie Mac Non Gold Pool 1L1358(b)	H15T1Y + 2.500%	2.6010	05/01/36	235,587
163,022	Freddie Mac Non Gold Pool 1J1382(b)	US0012M + 1.640%	1.8900	11/01/36	164,144
491,554	Freddie Mac Non Gold Pool 848690(b)	H15T1Y + 2.248%	2.3230	03/01/37	523,402
18,393	Freddie Mac Non Gold Pool 1J1540(b)	US0012M + 2.180%	2.5550	03/01/37	18,498
96,654	Freddie Mac Non Gold Pool 1Q1104(b)	US0012M + 1.734%	2.0320	04/01/37	100,624
52,668	Freddie Mac Non Gold Pool 1Q1097(b)	US0012M + 1.899%	2.2740	04/01/37	52,993
44,615	Freddie Mac Non Gold Pool 972257(b)	US0012M + 1.785%	2.0350	05/01/37	44,813

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 61.9% (Continued)
	FEDERAL HOME LOAN MORTGAGE CORP. — 35.0%(a) (Continued)
32,431	Freddie Mac Non Gold Pool 1Q1131(b)	US0006M + 1.712%	1.9000	06/01/37	$32,605
26,465	Freddie Mac Non Gold Pool 848565(b)	US0012M + 1.738%	2.0000	12/01/37	26,547
191,359	Freddie Mac Non Gold Pool 1Q1380(b)	US0012M + 1.908%	2.3010	03/01/38	197,434
72,057	Freddie Mac Non Gold Pool 1Q1446(b)	H15T1Y + 1.939%	2.0640	09/01/38	72,224
1,141,977	Freddie Mac Non Gold Pool 848949(b)	H15T1Y + 2.247%	2.2730	09/01/38	1,220,224
63,441	Freddie Mac Non Gold Pool 848568(b)	H15T1Y + 2.209%	2.3160	09/01/38	63,633
77,154	Freddie Mac Non Gold Pool 1Q1302(b)	US0012M + 1.670%	1.9230	11/01/38	77,484
32,277	Freddie Mac Non Gold Pool 1Q0647(b)	US0012M + 1.794%	2.0440	11/01/38	32,566
358,686	Freddie Mac Non Gold Pool 849046(b)	US0012M + 1.894%	2.1440	09/01/41	378,495
97,870	Freddie Mac Non Gold Pool 2B7388(b)	US0012M + 1.842%	2.1060	01/01/46	101,424
590,477	Freddie Mac Pool SB8031		2.5000	02/01/35	610,888
39,845	Freddie Mac REMICS Series 1628 LZ(c)		6.5000	12/15/23	41,114
193,898	Freddie Mac REMICS Series 2903 Z(c)		5.0000	12/15/24	198,714
29,408	Freddie Mac REMICS Series 3104 DH(c)		5.0000	01/15/26	30,648
58,495	Freddie Mac REMICS Series 2102 PE(c)		6.5000	12/15/28	65,118
38,731	Freddie Mac REMICS Series 2131 ZB(c)		6.0000	03/15/29	42,031
16,806	Freddie Mac REMICS Series 2412 OF(b),(c)	US0001M + 0.950%	1.0600	12/15/31	17,016
9,056	Freddie Mac REMICS Series 2450 FW(b),(c)	US0001M + 0.500%	0.6100	03/15/32	9,025
31,414	Freddie Mac REMICS Series 2448 FV(b),(c)	US0001M + 1.000%	1.1100	03/15/32	31,841
105,109	Freddie Mac REMICS Series 2526 FC(b),(c)	US0001M + 0.400%	0.5100	11/15/32	105,357
47,092	Freddie Mac REMICS Series 2581 FD(b),(c)	US0001M + 0.750%	0.8600	12/15/32	46,644
15,200	Freddie Mac REMICS Series 2557 WF(b),(c)	US0001M + 0.400%	0.5100	01/15/33	15,098
31,699	Freddie Mac REMICS Series 2768 PW(c)		4.2500	03/15/34	33,402
6,637	Freddie Mac REMICS Series 2881 AG(c)		4.5000	08/15/34	6,631
219,476	Freddie Mac REMICS Series 2978 JG(c)		5.5000	05/15/35	244,024
307,397	Freddie Mac REMICS Series 3036 NE(c)		5.0000	09/15/35	344,069
230,159	Freddie Mac REMICS Series 3620 AT(b),(c)		3.8560	12/15/36	242,748
212,687	Freddie Mac REMICS Series 3412 AY(c)		5.5000	02/15/38	219,724
68,768	Freddie Mac REMICS Series 3862 GA(c)		4.0000	04/15/41	72,843
158,615	Freddie Mac REMICS Series 3561 W(c)		2.6400	06/15/48	168,920
					114,055,576
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 13.9%(a)
1,316,000	Fannie Mae(e)		2.0000	05/25/50	1,312,710
2,054,000	Fannie Mae(e)		2.0000	05/25/50	2,044,783

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 61.9% (Continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 13.9%(a) (Continued)
28,379	Fannie Mae Pool 762519		5.5000	11/01/23	$29,114
3,747	Fannie Mae Pool 303212(b)	US0006M + 2.094%	2.2440	02/01/25	3,772
2,040,000	Fannie Mae Pool BL0481		3.5800	01/01/26	2,191,966
32,977	Fannie Mae Pool 684842(b)	H15T1Y + 2.434%	2.9770	01/01/30	33,075
61,563	Fannie Mae Pool 583934(b)	H15T1Y + 2.270%	2.6450	05/01/31	61,640
85,421	Fannie Mae Pool 619105(b)	H15T1Y + 2.125%	2.2500	05/01/32	85,833
21,445	Fannie Mae Pool 642012(b)	H15T1Y + 2.265%	2.3900	05/01/32	21,512
63,609	Fannie Mae Pool 699985(b)	H15T1Y + 2.141%	2.3360	04/01/33	63,920
160,784	Fannie Mae Pool 555375		6.0000	04/01/33	184,993
66,582	Fannie Mae Pool 721424(b)	H15T1Y + 2.287%	2.3140	06/01/33	66,951
23,898	Fannie Mae Pool 725052(b)	H15T1Y + 2.163%	2.6630	07/01/33	23,969
17,824	Fannie Mae Pool 732087(b)	H15T1Y + 2.440%	2.4400	08/01/33	17,901
62,171	Fannie Mae Pool 751930(b)	US0012M + 1.750%	2.0000	10/01/33	62,363
56,787	Fannie Mae Pool AL1271(b)	H15T1Y + 2.287%	2.3510	10/01/33	56,916
418,930	Fannie Mae Pool AD0541(b)	H15T1Y + 2.175%	2.2170	11/01/33	446,142
46,088	Fannie Mae Pool 766907(b)	US0012M + 1.800%	2.1750	03/01/34	48,512
42,101	Fannie Mae Pool 783245(b)	12MTA + 1.200%	1.2840	04/01/34	42,888
46,103	Fannie Mae Pool 725392(b)	H15T1Y + 2.204%	2.3230	04/01/34	46,287
102,933	Fannie Mae Pool AL0332(b)	H15T1Y + 2.149%	2.2210	09/01/34	108,551
675,450	Fannie Mae Pool AL1270(b)	H15T1Y + 2.209%	2.2680	10/01/34	719,637
82,570	Fannie Mae Pool 813844(b)	US0006M + 1.529%	1.7120	01/01/35	85,806
215,288	Fannie Mae Pool 805753(b)	H15T1Y + 2.313%	2.4380	01/01/35	228,713
20,824	Fannie Mae Pool 995552(b)	H15T1Y + 2.162%	2.2360	05/01/35	21,010
37,711	Fannie Mae Pool 894530(b)	H15T1Y + 2.480%	2.6060	05/01/35	39,907
8,023	Fannie Mae Pool 823235(b)	US0012M + 2.473%	2.7230	06/01/35	8,115
37,003	Fannie Mae Pool 995269(b)	US0006M + 1.544%	1.6940	07/01/35	38,476
166,477	Fannie Mae Pool 889822(b)	US0012M + 1.574%	1.8340	07/01/35	172,578
89,222	Fannie Mae Pool AL0361(b)	H15T1Y + 2.223%	2.2230	07/01/35	89,877
67,952	Fannie Mae Pool 735667		5.0000	07/01/35	76,662
144,912	Fannie Mae Pool 838948(b)	US0006M + 1.510%	1.7030	08/01/35	150,616
56,898	Fannie Mae Pool 832249(b)	US0012M + 1.555%	1.8060	08/01/35	57,219
146,175	Fannie Mae Pool 829608(b)	H15T1Y + 2.223%	2.2230	08/01/35	156,615
67,134	Fannie Mae Pool 838444(b)	H15T1Y + 2.223%	2.2230	08/01/35	67,565
10,858	Fannie Mae Pool 844532(b)	12MTA + 1.805%	1.8550	11/01/35	11,329

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 61.9% (Continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 13.9%(a) (Continued)
12,868	Fannie Mae Pool 846695(b)	US0006M + 2.670%	2.7950	11/01/35	$12,964
248,048	Fannie Mae Pool 813637(b)	H15T1Y + 2.185%	2.3100	01/01/36	257,278
35,466	Fannie Mae Pool 863729(b)	H15T1Y + 2.268%	2.3930	01/01/36	35,663
123,924	Fannie Mae Pool 846749(b)	US0006M + 2.428%	2.5530	01/01/36	125,286
24,417	Fannie Mae Pool 880366(b)	US0006M + 1.430%	1.6030	02/01/36	25,321
141,759	Fannie Mae Pool 880373(b)	US0012M + 1.540%	1.8810	02/01/36	148,388
14,436	Fannie Mae Pool 995134(b)	H15T1Y + 2.144%	2.2450	06/01/36	14,894
34,099	Fannie Mae Pool 886376(b)	12MTA + 2.339%	2.3570	08/01/36	36,277
155,390	Fannie Mae Pool 920847(b)	H15T1Y + 2.500%	2.5910	08/01/36	166,842
7,170	Fannie Mae Pool 879683(b)	H15T1Y + 2.145%	2.1710	09/01/36	7,268
15,306	Fannie Mae Pool 995949(b)	12MTA + 2.333%	2.3980	09/01/36	15,482
57,780	Fannie Mae Pool 995008(b)	12MTA + 2.205%	2.2750	10/01/36	61,142
156,766	Fannie Mae Pool 900197(b)	US0012M + 2.075%	2.3250	10/01/36	167,061
65,677	Fannie Mae Pool AE0870(b)	US0012M + 1.666%	1.9820	11/01/36	68,951
17,985	Fannie Mae Pool 906281(b)	US0012M + 1.754%	2.0890	01/01/37	18,235
407,643	Fannie Mae Pool 910289(b)	US0012M + 1.781%	2.1360	03/01/37	430,640
697,947	Fannie Mae Pool AL1890(b)	US0012M + 1.888%	2.2520	03/01/37	727,635
243,897	Fannie Mae Pool 889819(b)	US0012M + 1.549%	1.8470	04/01/37	254,999
92,874	Fannie Mae Pool 888310(b)	US0012M + 1.594%	1.9280	04/01/37	93,363
37,150	Fannie Mae Pool 748848(b)	H15T1Y + 2.270%	2.2740	06/01/37	39,633
54,170	Fannie Mae Pool 888628(b)	US0012M + 1.751%	2.1270	07/01/37	54,274
128,462	Fannie Mae Pool AD0959(b)	US0006M + 2.171%	2.3410	07/01/37	135,053
103,692	Fannie Mae Pool AB5688		3.5000	07/01/37	110,901
54,562	Fannie Mae Pool AL0920		5.0000	07/01/37	61,534
1,663	Fannie Mae Pool 899633		5.5000	07/01/37	1,823
210,725	Fannie Mae Pool AL1288(b)	US0012M + 1.595%	1.8470	09/01/37	218,713
131,057	Fannie Mae Pool AE0354(b)	US0012M + 1.741%	2.0670	09/01/37	138,364
24,253	Fannie Mae Pool AL0883(b)	US0012M + 1.074%	1.3320	01/01/38	24,311
131,973	Fannie Mae Pool 964244(b)	US0012M + 1.669%	1.9190	07/01/38	133,717
107,993	Fannie Mae Pool 964760(b)	US0012M + 1.639%	1.8890	08/01/38	108,821
7,610	Fannie Mae Pool 725320(b)	H15T1Y + 2.259%	2.3350	08/01/39	7,694
28,232	Fannie Mae Pool AC8301(b)	US0012M + 1.810%	2.1850	12/01/39	28,257
45,573	Fannie Mae Pool AC2472		5.0000	06/01/40	50,370
2,712,836	Fannie Mae Pool BM1078(b)	H15T1Y + 2.172%	2.2410	12/01/40	2,888,205

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 61.9% (Continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 13.9%(a) (Continued)
11,987	Fannie Mae Pool AL2559(b)	US0012M + 1.802%	2.1030	07/01/41	$12,034
441,213	Fannie Mae Pool AJ0875(b)	US0012M + 1.800%	2.0500	10/01/41	463,768
48,595	Fannie Mae Pool AI4385(b)	US0012M + 1.800%	2.1750	12/01/41	48,759
508,912	Fannie Mae Pool AO4163		3.5000	06/01/42	547,716
307,039	Fannie Mae Pool AB5519		3.5000	07/01/42	330,429
3,613,157	Fannie Mae Pool AO8169		3.5000	09/01/42	3,887,437
396,191	Fannie Mae Pool AB7016		4.0000	11/01/42	430,209
781,428	Fannie Mae Pool AQ6238		3.5000	12/01/42	841,015
464,671	Fannie Mae Pool AQ9715		3.0000	01/01/43	493,508
559,617	Fannie Mae Pool MA1404		3.5000	04/01/43	602,291
191,367	Fannie Mae Pool AB9096		4.0000	04/01/43	207,543
29,725	Fannie Mae Pool 803338(b)	12MTA + 1.200%	1.2840	09/01/44	30,387
337,541	Fannie Mae Pool MA3536		4.0000	12/01/48	358,955
5,335	Fannie Mae REMICS Series 2003-41 JW(c)		5.0000	05/25/23	5,326
63,328	Fannie Mae REMICS Series 2005-100 BQ(c)		5.5000	11/25/25	64,956
4	Fannie Mae REMICS Series 1999-57 FC(b),(c)	US0001M + 0.250%	0.3590	11/17/29	4
206,938	Fannie Mae REMICS Series 2000-45 FD(b),(c)	US0001M + 0.550%	0.6540	12/18/30	206,737
141,940	Fannie Mae REMICS Series 2000-45 FG(b),(c)	US0001M + 0.550%	0.6540	12/18/30	141,802
65,464	Fannie Mae REMICS Series 2002-30 FB(b),(c)	US0001M + 1.000%	1.1020	08/25/31	66,044
45,248	Fannie Mae REMICS Series 2002-16 VF(b),(c)	US0001M + 0.550%	0.6520	04/25/32	45,095
14,174	Fannie Mae REMICS Series 2002-71 AP(c)		5.0000	11/25/32	15,040
134,405	Fannie Mae REMICS Series 2011-39 ZA(c)		6.0000	11/25/32	151,629
90,160	Fannie Mae REMICS Series 2003-134 FC(b),(c)	US0001M + 0.600%	0.7020	12/25/32	91,173
3,083	Fannie Mae REMICS Series 2003-35 FG(b),(c)	US0001M + 0.300%	0.4020	05/25/33	3,052
35,223	Fannie Mae REMICS Series 2005-29 WQ(c)		5.5000	04/25/35	39,775
110,038	Fannie Mae REMICS Series 2009-50 PT(c),(d)		5.8330	05/25/37	124,358
97,050	Fannie Mae REMICS Series 2008-86 LA(c),(d)		3.4510	08/25/38	100,989
44,274	Fannie Mae REMICS Series 2010-135 FD(b),(c)	US0001M + 0.500%	0.6020	06/25/39	44,061
434,133	Fannie Mae REMICS Series 2010-60 HB(c)		5.0000	06/25/40	484,868
3,173,327	Fannie Mae REMICS Series 2010-141 FB(b),(c)	US0001M + 0.470%	0.5720	12/25/40	3,218,364
1,754,512	Fannie Mae REMICS Series 2012-121 AF(b),(c)	US0001M + 0.380%	0.4820	11/25/42	1,767,363
94,317	Fannie Mae REMICS Series 2013-63 YF(b),(c)	US0001M + 1.000%	1.1020	06/25/43	92,903
3,352,496	Fannie Mae REMICS Series 2014-19 FQ(b),(c)	US0001M + 0.350%	0.4520	04/25/44	3,376,962
2,062,518	Fannie Mae REMICS Series 2014-63 FL(b),(c)	US0001M + 0.400%	0.5020	10/25/44	2,076,346

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 61.9% (Continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION — 13.9%(a) (Continued)
1,462,879	Fannie Mae REMICS Series 2015-4 BF(b),(c)	US0001M + 0.400%	0.5020	02/25/45	$1,473,768
2,444,448	Fannie Mae REMICS Series 2020-35 FA(b),(c)	US0001M + 0.500%	0.5860	06/25/50	2,443,736
273,792	Fannie Mae-Aces Series 2015-M17 FA(b) ,(c)	US0001M + 0.930%	1.0190	11/25/22	273,845
1,853,503	Fannie Mae-Aces Series 2017-M3 A2(c),(d)		2.4660	12/25/26	1,933,307
2,951,680	Fannie Mae-Aces Series 2017-M14 A2(c),(d)		2.8670	11/25/27	3,145,368
					45,188,204
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 13.0%
209,548	Ginnie Mae II Pool 891616(b)	H15T1Y + 1.400%	1.4800	06/20/58	213,074
1,102	Ginnie Mae II Pool 751387(d)		4.7420	01/20/61	1,161
13,912	Ginnie Mae II Pool 710065(d)		4.8100	02/20/61	14,601
43,633	Ginnie Mae II Pool 751408(d)		4.8170	06/20/61	45,006
10,689	Ginnie Mae II Pool 710084(d)		4.7000	08/20/61	10,845
50,647	Ginnie Mae II Pool 894704(b)	H15T1Y + 0.864%	0.9420	10/20/61	51,300
297,998	Ginnie Mae II Pool 896982(b)	H15T1Y + 1.140%	1.2200	12/20/61	300,850
26,297	Ginnie Mae II Pool 773431(d)		4.5310	12/20/61	27,873
1,385	Ginnie Mae II Pool 773437(d)		4.4850	02/20/62	1,399
1,566	Ginnie Mae II Pool 757339(d)		4.8620	02/20/62	1,599
7,303	Ginnie Mae II Pool 759745(d)		4.8150	05/20/62	7,774
548,379	Ginnie Mae II Pool 897906(b)	H15T1Y + 0.833%	0.9090	06/20/62	555,288
2,189	Ginnie Mae II Pool 757348(d)		4.8490	06/20/62	2,254
1,253,565	Ginnie Mae II Pool 896363(b)	H15T1Y + 0.716%	0.7990	07/20/62	1,264,163
3,087	Ginnie Mae II Pool 766556(d)		4.7550	08/20/62	3,266
294,760	Ginnie Mae II Pool 899072(b)	US0001M + 1.996%	2.0820	10/20/62	304,422
12,951	Ginnie Mae II Pool 777432(d)		4.5990	10/20/62	13,147
4,264	Ginnie Mae II Pool 765229(d)		4.5530	11/20/62	4,282
2,867	Ginnie Mae II Pool 766542(d)		4.5900	11/20/62	2,807
47,973	Ginnie Mae II Pool 777440(d)		4.5060	12/20/62	50,231
1,126,615	Ginnie Mae II Pool 899633(b)	US0001M + 2.045%	2.1170	01/20/63	1,168,921
462,137	Ginnie Mae II Pool 898433(b)	US0001M + 2.153%	2.2400	01/20/63	478,376
740,541	Ginnie Mae II Pool 899650(b)	US0001M + 1.890%	1.9750	02/20/63	766,393
87,230	Ginnie Mae II Pool 898416(b)	US0001M + 1.930%	1.9990	02/20/63	90,076
1,105,020	Ginnie Mae II Pool 899765(b)	US0001M + 1.988%	2.0810	02/20/63	1,144,039
404,709	Ginnie Mae II Pool 898436(b)	US0001M + 2.204%	2.2810	02/20/63	418,060
398,384	Ginnie Mae II Pool 899651(b)	US0001M + 2.339%	2.4220	02/20/63	414,403

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 61.9% (Continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 13.0% (Continued)
45,729	Ginnie Mae II Pool 777428(d)		4.2850	02/20/63	$45,817
32,765	Ginnie Mae II Pool AF5211(b)	H15T1Y + 1.390%	1.4700	11/20/63	33,106
47,254	Ginnie Mae II Pool AE9606(b)	H15T1Y + 1.140%	1.2200	08/20/64	48,039
56,639	Ginnie Mae II Pool AK0197(b)	H15T1Y + 0.709%	0.7880	09/20/64	57,264
26,777	Ginnie Mae II Pool AG8190(b)	H15T1Y + 1.136%	1.2160	09/20/64	27,154
48,484	Ginnie Mae II Pool AG8209(b)	H15T1Y + 0.893%	0.9660	10/20/64	49,164
38,073	Ginnie Mae II Pool AG8275(b)	H15T1Y + 1.136%	1.2160	03/20/65	38,663
757,924	Government National Mortgage Association Series 2011-129 FB(b),(c)	US0001M + 0.250%	0.3570	06/16/26	752,725
11,585	Government National Mortgage Association Series 2012-124 HT(c),(d)		6.5000	07/20/32	11,352
54,165	Government National Mortgage Association Series 2003-72 Z(c),(d)		5.2990	11/16/45	58,151
58,791	Government National Mortgage Association Series 2010-H03 FA(b),(c)	US0001M + 0.550%	0.6430	03/20/60	58,989
169,383	Government National Mortgage Association Series 2011-H01 AF(b),(c)	US0001M + 0.450%	0.5310	11/20/60	169,680
279,243	Government National Mortgage Association Series 2010-H28 FE(b),(c)	US0001M + 0.400%	0.4810	12/20/60	279,446
219,472	Government National Mortgage Association Series 2011-H03 FA(b),(c)	US0001M + 0.500%	0.5810	01/20/61	220,083
367,461	Government National Mortgage Association Series 2011-H06 FA(b),(c)	US0001M + 0.450%	0.5310	02/20/61	368,137
404,934	Government National Mortgage Association Series 2011-H07 FA(b),(c)	US0001M + 0.500%	0.5810	02/20/61	405,897
47,120	Government National Mortgage Association Series 2011-H08 FA(b),(c)	US0001M + 0.600%	0.6810	02/20/61	47,315
199,717	Government National Mortgage Association Series 2011-H08 FG(b),(c)	US0001M + 0.480%	0.5610	03/20/61	200,226
226,778	Government National Mortgage Association Series 2011-H09 AF(b),(c)	US0001M + 0.500%	0.5810	03/20/61	227,354
95,400	Government National Mortgage Association Series 2011-H11 FA(b),(c)	US0001M + 0.500%	0.5810	03/20/61	95,676
3,130	Government National Mortgage Association Series 2015-H05 FA(b),(c)	US0001M + 0.300%	0.3810	04/20/61	3,093
24,539	Government National Mortgage Association Series 2012-H21 CF(b),(c)	US0001M + 0.700%	0.7810	05/20/61	24,473
82,381	Government National Mortgage Association Series 2011-H15 FA(b),(c)	US0001M + 0.450%	0.5310	06/20/61	82,533
3,794	Government National Mortgage Association Series 2011-H23 HA(c)		3.0000	12/20/61	3,883
303,010	Government National Mortgage Association Series 2012-H11 FA(b),(c)	US0001M + 0.700%	0.7810	02/20/62	303,191
464,305	Government National Mortgage Association Series 2012-H20 PT(b),(c)		0.9130	07/20/62	463,637
9,733	Government National Mortgage Association Series 2012-H29 HF(b),(c)	US0001M + 0.500%	0.5810	10/20/62	9,652
14,358	Government National Mortgage Association Series 2013-H02 GF(b),(c)	US0001M + 0.500%	0.5810	12/20/62	14,251
1,064,790	Government National Mortgage Association Series 2013-H22 FT(b),(c)	H15T1Y + 0.650%	0.7900	04/20/63	1,061,198
21,324	Government National Mortgage Association Series 2015-H13 FL(b),(c)	US0001M + 0.280%	0.3610	05/20/63	21,161
922,684	Government National Mortgage Association Series 2013-H25 SA(b),(c)	US0001M + 0.750%	0.8310	10/20/63	933,251
4,206,131	Government National Mortgage Association Series 2014-H12 HZ(c),(d)		4.6000	06/20/64	4,397,895
421,838	Government National Mortgage Association Series 2014-H16 FL(b),(c)	US0001M + 0.470%	0.5450	07/20/64	423,094
595,461	Government National Mortgage Association Series 2014-H14 GF(b),(c)	US0001M + 0.470%	0.5510	07/20/64	596,550

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 61.9% (Continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 13.0% (Continued)
725,015	Government National Mortgage Association Series 2014-H14 FA(b),(c)	US0001M + 0.500%	0.5750	07/20/64	$727,881
1,019,021	Government National Mortgage Association Series 2014-H15 FA(b),(c)	US0001M + 0.500%	0.5810	07/20/64	1,023,587
16,802	Government National Mortgage Association Series 2018-H02 FJ(b),(c)	US0001M + 0.200%	0.2810	10/20/64	16,689
202,950	Government National Mortgage Association Series 2015-H04 FL(b),(c)	US0001M + 0.470%	0.5510	02/20/65	203,554
1,471	Government National Mortgage Association Series 2015-H09 HA(c)		1.7500	03/20/65	1,463
2,700	Government National Mortgage Association Series 2015-H11 FA(b),(c)	US0001M + 0.250%	0.3310	04/20/65	2,667
68,415	Government National Mortgage Association Series 2015-H12 FL(b),(c)	US0001M + 0.230%	0.3110	05/20/65	68,232
28,762	Government National Mortgage Association Series 2015-H19 FH(b),(c)	US0001M + 0.300%	0.3810	07/20/65	28,584
1,060,685	Government National Mortgage Association Series 2015-H27 FA(b),(c)	US0001M + 0.750%	0.8310	09/20/65	1,072,244
596,710	Government National Mortgage Association Series 2016-H02 FH(b),(c)	US0001M + 1.000%	1.0810	01/20/66	604,529
4,141,850	Government National Mortgage Association Series 2017-H05 FC(b),(c)	US0001M + 0.750%	0.8310	02/20/67	4,193,938
235,835	Government National Mortgage Association Series 2018-H04 FG(b),(c)	US0001M + 0.280%	0.3610	02/20/68	235,363
1,109,323	Government National Mortgage Association Series 2018-H11 FJ(b),(c)	US0012M + 0.080%	0.3270	06/20/68	1,093,334
2,709,587	Government National Mortgage Association Series 2018-H16 FA(b),(c)	US0001M + 0.420%	0.5010	09/20/68	2,717,341
3,886,596	Government National Mortgage Association Series 2020-H04 FP(b),(c)	US0001M + 0.500%	0.5810	06/20/69	3,906,523
175,124	Government National Mortgage Association Series 2019-H13 FT(b),(c)	H15T1Y + 0.450%	0.5900	08/20/69	175,056
5,185,709	Government National Mortgage Association Series 2020-H02 FG(b),(c)	US0001M + 0.600%	0.6810	01/20/70	5,232,161
2,208,898	Government National Mortgage Association Series 2020-H07 FL(b),(c)	US0001M + 0.650%	0.7540	04/20/70	2,227,186
					42,418,042
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $199,542,709)				201,661,822

	U.S. TREASURY NOTES — 34.0%
315,000	United States Treasury Note		1.3750	06/30/23	318,790
16,065,000	United States Treasury Note		1.2500	07/31/23	16,228,788
19,860,000	United States Treasury Note		0.7500	12/31/23	19,867,758
2,350,000	United States Treasury Note		0.3750	04/15/24	2,327,143
9,480,000	United States Treasury Note		0.3750	01/31/26	9,177,825
3,125,000	United States Treasury Note		0.5000	02/28/26	3,037,964

See accompanying notes to financial statements.

TRANSWESTERN INSTITUTIONAL SHORT DURATION GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. TREASURY NOTES — 34.0% (Continued)
805,000	United States Treasury Note	0.7500	04/30/26	$789,529
29,725,000	United States Treasury Note	0.7500	08/31/26	29,079,410
1,945,000	United States Treasury Note	1.2500	12/31/26	1,944,392
21,335,000	United States Treasury Note	1.1250	02/15/31	20,734,119
7,370,000	United States Treasury Note	1.2500	08/15/31	7,216,266
				110,721,984
	TOTAL U.S. TREASURY NOTES (Cost $111,285,829)			110,721,984
	SHORT-TERM INVESTMENTS — 3.5%
	U.S. TREASURY BILLS — 3.5%
11,200,000	United States Treasury Bill	0.0100	01/11/22	11,199,956
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $11,199,956)			11,199,956

	TOTAL INVESTMENTS - 99.4% (Cost $322,028,494)			$323,583,762
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.6%			1,960,411
	NET ASSETS - 100.0%			$325,544,173

REMIC	- Real Estate Mortgage Investment Conduit

12MTA	Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

MSOFR1MC	SOFR 1M Historical Calendar Day Compounded

SOFR30A	United States 30 Day Average SOFR Secured Overnight Financing Rate

US0001M	ICE LIBOR USD 1 Month

US0006M	ICE LIBOR USD 6 Month

US0012M	ICE LIBOR USD 12 Month

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable rate security; the rate shown represents the rate on December 31, 2021.

(c)	Collateralized mortgage obligation (CMO).

(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(e)	To be announced security.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

ASSETS
Investment securities:
At cost	$322,028,494
At value	$323,583,762
Cash	9,688,958
Receivable for securities sold	9,222,864
Principal paydown receivable	148,925
Interest receivable	467,666
Prepaid expenses and other assets	3,071
TOTAL ASSETS	343,115,246

LIABILITIES
Payable for investments purchased	17,259,334
Distributions payable	3,800
Investment advisory fees payable	111,071
Payable to related parties	125,419
Distribution (12b-1) fees payable	27,688
Trustee fees payable	66
Accrued expenses and other liabilities	43,695
TOTAL LIABILITIES	17,571,073
NET ASSETS	$325,544,173

Net Assets Consist Of:
Paid in capital	343,379,651
Accumulated deficit	(17,835,478)
NET ASSETS	$325,544,173

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	33,502,115
Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.72

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF OPERATIONS
Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$2,664,882
TOTAL INVESTMENT INCOME	2,664,882

EXPENSES
Investment advisory fees	1,600,148
Distribution (12b-1) fees	355,589
Administrative services fees	268,993
Accounting services fees	65,173
Custodian fees	38,564
Compliance officer fees	36,465
Transfer agent fees	33,816
Legal fees	17,687
Audit fees	19,013
Trustees’ fees and expenses	17,833
Insurance expense	7,369
Printing and postage expenses	5,013
Registration fees	1,290
Other expenses	7,750
TOTAL EXPENSES	2,474,703
Less: Fees waived by the Advisor	(205,361)
NET EXPENSES	2,269,342

NET INVESTMENT INCOME	395,540

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investment transactions	(400,561)
Net change in unrealized appreciation (depreciation) on investments	(2,410,164)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,810,725)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,415,185)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020

FROM OPERATIONS
Net investment income	$395,540	$793,614
Net realized gain/(loss) from investment transactions	(400,561)	810,912
Net change in unrealized appreciation/(depreciation) on investments	(2,410,164)	3,278,102
Net increase/(decrease) in net assets resulting from operations	(2,415,185)	4,882,628

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(1,076,100)	(1,820,765)
Net decrease in net assets from distributions to shareholders	(1,076,100)	(1,820,765)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	110,453,365	451,679,313
Net asset value of shares issued in reinvestment of distributions to shareholders	847,654	1,134,128
Payments for shares redeemed	(179,446,304)	(219,834,564)
Net increase/(decrease) in net assets from shares of beneficial interest	(68,145,285)	232,978,877

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(71,636,570)	236,040,740

NET ASSETS
Beginning of year	397,180,743	161,140,003
End of year	$325,544,173	$397,180,743

SHARE ACTIVITY
Shares sold	11,274,754	46,128,943
Shares reinvested	86,799	115,997
Shares redeemed	(18,319,214)	(22,431,922)
Net increase/(decrease) in shares of beneficial interest outstanding	(6,957,661)	23,813,018

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2021		2020		2019	2018	2017

Net Asset Value, Beginning of Year	$9.82		$9.68		$9.57	$9.71	$9.78
Income (loss) from investment operations:
Net investment income (1)	0.01		0.03		0.13	0.13	0.11
Net realized and unrealized gain (loss) on investments	(0.08)		0.19		0.23	(0.03)	0.02
Total from investment operations	(0.07)		0.22		0.36	0.10	0.13
Less distributions from:
Net investment income	(0.03)		(0.08)		(0.25)	(0.24)	(0.20)
Total from distributions	(0.03)		(0.08)		(0.25)	(0.24)	(0.20)
Net Asset Value, End of Year	$9.72		$9.82		$9.68	$9.57	$9.71
Total return (2)	(0.72)%		2.24%		3.78%	1.04%	1.31%
Net assets, end of year (000s)	$325,544		$397,181		$161,140	$179,793	$270,353
Ratio of gross expenses to average net assets	0.70%		0.69%		0.72%	0.70%	0.69%
Ratio of net expenses to average net assets	0.64	% (4)	0.64	% (4)	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	0.11%		0.26%		1.32%	1.33%	1.09%
Portfolio Turnover Rate	317	% (3)	433%		431%	197%	133	% (3)

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(3)	The portfolio turnover rate excludes dollar roll transactions for the years ended December 31, 2021 and December 31, 2017. If these were included in the calculation the turnover percentage would be 320% and 160%. The fund had no dollar rolls for years ended December 31, 2018, December 31, 2019 or December 31, 2020.

(4)	During the years ended December 31, 2021 and December 31, 2020, the Advisor voluntarily waived a portion of the advisory fee. Without this waiver, the net expense ratio would have been 0.65%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2021

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”). The Trust is organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011 and is offered at net asset value (“NAV”) without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including Accounting Standards update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities -shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other assets held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances) . If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2021, for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Agencies	$—	$201,661,822	$—	$201,661,822
U.S. Treasury Notes	—	110,721,984	—	110,721,984
Short-Term Investments	—	11,199,956	—	11,199,956
Total	$—	$323,583,762	$—	$323,583,762

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classification.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986 as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2018 to December 31, 2020 or expected to be taken in the Fund’s December 31, 2021 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal and Ohio (Nebraska in prior years), and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

When-Issued and Delayed-Delivery Transactions – The Fund may engage in when -issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2021, the cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $1,054,714,752 and $985,290,394, respectively, of which $19,522,750 in purchases and $16,165,551 in sales were from mortgage dollar roll transactions.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

TransWestern Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the year ended December 31, 2021, the Fund incurred $1,600,148 in advisory fees.

Pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Fund, (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2022, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the year ended December 31, 2021, the Advisor waived fees of $164,660.

If the Advisor waives any fee or reimburses any expense pursuant to the expense limitation agreement, and the Fund’s operating expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If the Fund’s operating expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of December 31, 2021, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2022	$118,507
December 31, 2023	$133,788
December 31, 2024	$164,660

Effective September 30, 2020, the Advisor agreed to voluntarily waive a portion of the advisory fee to support an annualized yield. The Advisor can amend or terminate this voluntary waiver at any time. For the year ended December 31, 2021, the Advisor voluntarily waived $40,701 of advisory fees. The voluntary waiver is not subject to recapture by the Advisor.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “12b-1 Plan” or “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the year ended December 31, 2021, pursuant to the Plan, the Advisor received $355,589 of fees.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Pursuant to a separate servicing agreement with Ultimus Fund Solutions, LLC (“UFS”), the Fund pays UFS fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2021, the Fund did not assess any redemption fees.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATON – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes (including securities sold short), and its respective gross unrealized appreciation and depreciation at December 31, 2021, were as follows:

			Net Unrealized
Cost	Appreciation	Depreciation	Appreciation
$322,175,487	$2,700,895	$(1,292,620)	$1,408,275

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid during the years ended December 31, 2021 and December 31, 2020 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2021	December 31, 2020
Ordinary Income	$1,076,100	$1,820,765
	$1,076,100	$1,820,765

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Capital Loss	Other		Total
Ordinary	Long-Term	Post	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	October Loss	Forwards	Differences	Appreciation	Deficit
$—	$—	$(101,243)	$(19,138,710)	$(3,800)	$1,408,275	$(17,835,478)

The difference between book basis and tax basis undistributed net investment income/(loss) and other book/tax adjustments is primarily attributable to the tax deferral of losses on wash sales and adjustments for accrued dividends payable.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $101,243.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

At December 31, 2021, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$2,511,522	$16,627,188	$19,138,710

Permanent book and tax differences, primarily attributable to book tax treatment of distributions and non-deductible expenses, resulted in reclassification as of December 31, 2021 as follows:

Paid In	Accumulated
Capital	Earnings (Deficit)
$(93,079)	$93,079

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2021, Alpine Bank held 38.31% of the voting securities of the Fund.

9.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of TransWestern Institutional Short Duration Government Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TransWestern Institutional Short Duration Government Bond Fund , a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two- year period then ended, and the financial highlights for each of the years in the four-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended December 31, 2017 were audited by other auditors whose report dated March 1, 2018 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

February 25, 2022

TransWestern Institutional Short Duration Government Bond Fund
EXPENSE EXAMPLES
December 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period *
Actual	Ratio	7/1/21	12/31/21	7/1/21 – 12/31/21
TransWestern	0.65%	$1,000.00	$995.50	$3.27

	Annualized	Beginning	Ending	Expenses Paid
Hypothetical	Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/21	12/31/21	7/1/21 – 12/31/21
TransWestern	0.65%	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Transwestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

Transwestern Capital Advisors (Adviser to TransWestern Institutional Short Duration Government Bond Fund)*

In connection with the regular meeting held on December 13, 15 -16, 2021 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between TransWestern Capital Advisers, LLC (the “Adviser”) and the Trust, with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees discussed the Adviser’s role with respect to the advisory services provided to the Fund, including its supervision of Loomis Sayles & Company, L.P. as sub-adviser. The Trustees acknowledged that the sub-adviser was primarily responsible for selecting investment positions that align with the Fund’s investment strategy, and that the Adviser monitored fixed income markets and the portfolio to ensure compliance with the Fund’s investment limitations and the unique needs of the Fund’s target investors. They noted that the Adviser reviewed each of the Fund’s holdings to ensure compliance with the Fund’s prospectus and statement of additional information. The Trustees were pleased the Adviser’s active approach to overseeing and supervising the sub-adviser and agreed that the Adviser should continue to provide quality service to the Fund.

Performance. The Trustees reviewed the Fund’s investment objective and strategy, noting that the Fund was a three-star Morningstar fund. They acknowledged that the Fund outperformed its Morningstar category and peer group median for the one year and since inception periods. They also acknowledged that the Fund outperformed its benchmark for all periods, with the exception of the one-year period. The Trustees reviewed the Fund’s risk metrics, noting that the Fund’s Standard Deviation ranked in the first or second quartile compared to the peer group for all time periods presented in the Materials. They discussed the Adviser’s inclusion of the custom benchmark included in the 15c materials, noting that the inclusion of such index allowed the portfolio to be compared to a benchmark that is more complex than the average peer group. They concluded that the Fund’s performance was appropriate given the Fund’s investment mandate.

Fees and Expenses. The Trustees noted that the Adviser charged an advisory fee of 0.45%, a portion of which was the paid by the Adviser to the sub-adviser, which was higher than both the Morningstar category average and median and peer group average and median. The Trustees further noted that although the advisory fee was higher than its Morningstar category and peer group averages, it was still within the ranges of both groups, and only one basis point higher than the peer group median. They agreed that the tactical nature of the Fund’s strategy should be considered when evaluating the fee. They discussed the current expense limitation agreement and that the Adviser had agreed to renew the agreement. The Trustees considered the allocation of responsibilities and fees between the Adviser and the sub-adviser. After further discussion, the Trustees determined that the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser, noting the services the Adviser provided to the Fund. They observed that the Adviser earned a very modest profit in terms of actual dollars and percentage of revenue. They concluded that the sub-adviser’s level of profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Trustees considered whether the Adviser had realized economies of scale with respect to the advisory services provided to the Fund. They considered the breakpoints in the current sub-advisory agreement and the proposed breakpoints going forward. They agreed, based on current asset levels, that economies had not yet been reached. The Trustees agreed that the absence of breakpoints in the advisory fee at this time was not unreasonable.

Transwestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2021

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Transwestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

Loomis, Sayles & Company, L.P. (Sub-Adviser to TransWestern Institutional Short Duration Government Bond Fund)*

In connection with the regular meeting held on December 13, 15 -16, 2021 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Loomis, Sayles, & Company, L.P. (the “Loomis Sayles” or “Sub- Adviser”) and TransWestern Capital Advisers, LLC (the “Adviser”), with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement

Nature, Extent and Quality of Services. The Trustees observed that Loomis Sayles had approximately $362 billion in assets under management. They reviewed the background and experience of key personnel and their varied experience in the financial industry, noting the changes to the CFO and CIO. They discussed the Fund’s portfolio manager’s frequency of assessment of the investment cycle of the Fund. They acknowledged that the Sub-Adviser worked in conjunction with the Adviser to set investment limitations and input such limitations into its compliance management system to monitor the Fund’s compliance. They noted the Sub- Adviser provided a complete investment program for the Fund in accordance with the terms of the Sub-Advisory Agreement and the Fund’s current prospectus and statement of additional information. They commented that such services provided by the Sub- Adviser included portfolio management, trading, research and analysis, as well as compliance. The Trustees agreed that based on the Sub-Adviser’s expertise, resources and focus on risk management, it would continue to provide high quality service to the Fund.

Performance. The Trustees reviewed the Fund’s investment objective and strategy, noting that the Fund outperformed its Morningstar category and peer group median, for the one year and since inception periods. They also acknowledged that the Fund was a stable and steady performer that outperformed its benchmark for all periods, except the one-year period. The Trustees reviewed the Fund’s risk metrics, noting that the Fund’s Standard Deviation ranked in either the first or second quartile compared to the peer group for all time periods presented in the Materials. The Trustees concluded that the Fund’s performance was consistent with the strategy and the Trustees’ expectations.

Fees and Expenses. The Trustees reviewed and discussed the Sub-Adviser’s fee schedules for its fixed income strategy as well as a proprietary mutual fund, and the various breakpoints, and considered the allocation of duties and fees among the Adviser and Sub- Adviser. The Trustees agreed that the Sub- Adviser continued to provide an exceptional level of service to the Fund and the Adviser. After further discussion, in consideration of all factors, the Trustees concluded that the fee charged by the Sub-Adviser was not unreasonable.

Profitability . The Trustees reviewed the profitability analysis provided by the Sub-Adviser, taking into consideration the services the Sub-Adviser provided to the Fund. They observed that the Sub-Adviser earned a modest profit in terms of actual dollars and percentage of revenue. They concluded that the Sub-Adviser’s level of profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Trustees considered whether the Sub-Adviser had achieved economies of scale with respect to the management of the Fund alongside other accounts and agreed that the current breakpoints reflect those economies. They further agreed that economies of scale is primarily a Fund level issue and had been considered with respect to the Fund’s overall advisory agreement and advisory fee.

Transwestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2021

Conclusion. Having requested and received such information from the Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that renewal of the agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Transwestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015- 2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014- 2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

Transwestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2021

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012- 2019); Treasurer of the Trust (2006-June 2017.	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020);Vice President and Counsel (2016-2017) and Assistant Vice President and Staff Attorney (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Ultimus Fund Solutions (since 2020); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J.Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014- 2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2021, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Advisor. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Advisor.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2380.

12/31/21 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 237
Denver, CO 80209

SUB-ADVISOR
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TransWestern-AR-21

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 – $17,100

2020 – $16,600

2019 – $16,300

(b)	Audit-Related Fees

2021 – None

2020 – None

2019 – None

(c)	Tax Fees

2021 - $2,200

2020 - $2,200

2019 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 – None

2020 – None

2019 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2021	2020	2019
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $2,200

2020 - $2,200

2019 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/04/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/04/2022

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 03/04/2022